                                                                  Exhibit (j)(1)

                               CONSENT OF COUNSEL

     We hereby consent to the use of our name and to the reference to our firm under the caption "Experts" included in or made a part of Post-Effective Amendment No. 16 to the Registration Statement of One Group(R) Investment Trust on Form N-1A (Nos. 33-66080 and 811-7874) under the Securities Act of 1933, as amended.

                                          /s/ ROPES & GRAY

                                          ROPES & GRAY

Washington, D.C.
April 18, 2002